EXHIBIT 10.70

                        CONFIDENTIAL TREATMENT REQUESTED


                              TAG-IT PACIFIC, INC.
                          21900 BURBANK BLVD, SUITE 270
                            WOODLAND HILLS, CA 91367



CONFIDENTIAL



Levi Strauss & Co.
Levi's Plaza
1155 Battery Street
San Francisco, CA 94111

         Re:   EXCLUSIVE *** SUPPLY AGREEMENT

Ladies and Gentlemen:

               Tag-It Pacific, Inc. ("TPI") and Levi Strauss & Co. ("LS&CO.") are parties to an Exclusive *** Supply Agreement (the "Agreement") under which TPI is to supply to LS&CO. components and equipment for the manufacture of ***. Capitalized terms used in this letter agreement (the "Amendment Letter") and not otherwise defined have the meanings given them in the Agreement.

BACKGROUND

               The supply and production calendar TPI and LS&CO. envisioned at the time of entry into the Agreement has moved back two months with the start of garment production using the Products now set for November 1, 2002. TPI and LS&CO. wish to make various amendments to the Agreement to reflect the change in schedule and to document several additional agreements. That is the purpose of this Amendment Letter.

SCHEDULE CHANGES

               The Agreement describes a number of obligations that must be completed by a specified date and a number of rights whose effectiveness ends on a specific date. TPI and LS&CO. have agreed to amend the Agreement and extend those dates in multiple appropriate cases to reflect the change in production schedule. For example, the initial Contract Term will now end on November 1, 2004 and the first quarter of the initial Contract Term will end on January 31, 2003. A complete list of the new dates is set out on EXHIBIT A.

PRODUCT SOURCING

               ***

DEVELOPMENT CENTER

               TPI will use its commercially reasonable efforts in order to ensure that no later than November 30, 2002, TPI at its expense shall have in place and be operating, at its headquarters facility in Woodland Hills, California or other location in California, a design center dedicated to research, development and commercialization of the ***. Design center resources, capabilities and functions shall,


                                       1
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission (`SEC") and have been filed separately with the SEC.

to the extent commercially reasonable, include: (i) evaluation of new fabrics prior to adoption as a means of "qualifying" fabrics for application of the *** and inclusion in LS&CO.'s product lines; (ii) an ability to compressively *** and recommend appropriate production procedures; (iii) testing and evaluation of ***; (iv) maintenance of a library of production ready *** (and associated production specifications) for use by LS&CO. designers; and (v) maintenance of staffing sufficient to cover seasonal sample and production rollout demand including at least one full time developer and possibly a technician to maintain the machinery and basic sewing equipment needed to assemble *** components. To the extent commercially reasonable, TPI shall maintain design center operations for so long as LS&CO. is purchasing Products and Additional Program Products from TPI.

EFFECT OF AMENDMENT LETTER

               It is expressly understood that the paragraphs entitled "***" and Development Center" above create obligations on the part of TPI only to use commercially reasonable efforts to achieve the results described in those paragraphs. A failure by TPI to achieve the results shall not by itself constitute a breach of this Amendment Letter or the Agreement It is understood that, except as specifically provided in this Amendment Letter and subject to the foregoing sentences, nothing in this Amendment Letter amends, modifies or limits in any way any provision of the Agreement. This Amendment Letter is a writing signed by both LS&CO. and TPI amending the Agreement as contemplated by
Section 19 (e) of the Agreement.









                                     * * * *

               If the terms and provisions of this Amendment Letter are acceptable to you, please indicate your acceptance and approval by signing, or by causing to be signed on your behalf, the enclosed copy of this Amendment Letter and returning it to the undersigned.


If the terms and provisions of this Amendment Letter are acceptable to you, please indicate your acceptance and approval by signing, or by causing to be signed on your behalf, the enclosed copy of this Amendment Letter and returning it to the undersigned.


Very truly yours,                                Accepted:

TAG-IT PACIFIC, INC.                             LEVI STRAUSS & CO.

By:  /S/ COLIN DYNE                          By:  /S/ BOBBI SILTEN
     -----------------------                      ---------------------------
     Colin Dyne                                   Bobbi Silten
     Chief Executive Officer                      President, Dockers(R) Brand


Exhibits:

Exhibit A         Changes in Agreement Dates


                                       2
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission (`SEC") and have been filed separately with the SEC.

CONFIDENTIAL TREATMENT REQUESTED                   EXHIBIT A TO AMENDMENT LETTER

TAG-IT/LS&CO. AGREEMENT: KEY DATES

CONTRACT
 SECTION
REFERENCE                    SUBJECT MATTER                          OLD DATE     NEW DATE*
-------------------------------------------------------------------------------------------
 ss.5(i)     deadline for TPI to provide names, locations and
             contact persons for each TPI supplier of Products        7/17/02      status?

 ss.3(b)     deadline for readiness of Initial Facilities for
             Equipment installation                                   7/31/02      10/1/02

 ss.3(a)     deadline for LS&CO. to designate new location for
             Equipment sited at Powell                                8/15/02      10/15/02

 ss.3(a)     deadline for TPI to get equipment operational in
             three Initial Facilities                                 9/1/02       11/1/02

 ss.5(a)     deadline for TPI to deliver Products for
             manufacture of ***                                       9/1/02       11/1/02

 ss.5(a)     garment production start date 9/1/02 11/1/02

 ss.5(a)     deadline for TPI to deliver Products for
             manufacture of add'l ***                                 9/10/02      11/11/02

 ss.3(a)     deadline for TPI to get equipment operational in
             two additional Facilities                                10/1/02      12/2/02
             [Same comment as above.]

 ss.5(a)     anticipated deadline for TPI to deliver Products
             for manufacture of ***                                   10/1/02      12/2/02

 ss.5(a)     anticipated deadline for TPI to deliver Products
             for manufacture of add'l ***                             10/10/02     12/10/02

 ss.7(c)     90-day right of first refusal ends for Lanier            10/10/02     12/10/02

 ss.3(a)     deadline for TPI to get equipment operational in
             one additional Facility                                  10/31/02     12/31/02

 ss.5(a)     anticipated deadline for TPI to deliver Products
             for manufacture of ***                                   11/1/02      1/2/03

 ss.5(a)     anticipated deadline for TPI to deliver Products
             for manufacture of additional ***                        11/10/02     1/10/03

 ss.5(d)     deadline for  completion  of 3-month  inventory
             build                                                    11/15/02     1/15/03

 ss.8        deadline for LS&CO. to give ***                          7/31/03      10/1/03

 ss.13(a)    end of first Contract Year 9/1/03 11/3/03

 ss.13(b)    TPI, LS&CO. commence discussion of potential
             continuation of exclusivity post-initial two-year
             term                                                     3/1/04       5/3/04

 ss.8        *** period ends if ***                                   7/31/03      9/30/03

 ss.11       ***                                                      9/1/04       11/1/04

 ss.13(a)    expiration of second Contract Year and Initial Term      9/1/04       11/1/04

 ss.13(b)    TPI supplies Products on non-exclusive basis with
             most-favored nation pricing if no extension of           9/1/04 -     11/1/04 -
             exclusivity                                              9/1/06       11/1/06
-------------------------------------------------------------------------------------------

* In cases where the new date (a two-month extension of the old date) falls on a weekend or a holiday, the new date is the next business day after the weekend or holiday.
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission (`SEC") and have been filed separately with the SEC.